INDEXIQ ETF TRUST

INDEXIQ ACTIVE ETF TRUST

(the “Trusts” and each series of the Trusts, a “Fund”)

Supplement dated December 17, 2020 (“Supplement”)

to each Fund’s Summary Prospectus and Prospectus dated August 28, 2020 (each, a “Prospectus”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, for each Fund, the first paragraph in the “Fees and Expenses of the Fund” section of the Prospectus is deleted in its entirety and replaced with the following:

This table describes fees and expenses that you may pay if you buy, sell or hold shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Effective immediately, the first paragraph in the “Purchase and Sale of Fund Shares” section of the Prospectus is deleted in its entirety and replaced with the following:

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of Shares called “Creation Units.” Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at newyorklifeinvestments.com

Investors Should Retain this Supplement for Future Reference

ME16n-12/20